The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated June 17, 2011

to the Prospectus dated March 30, 2011

Sentinel Mid Cap Value Fund

The Board of Directors (the “Board”) of the Sentinel Mid Cap Value Fund (the “Fund”) has approved the engagement of Crow Point Partners, LLC (“Crow Point”) as the Fund’s new investment sub-adviser under an interim sub-advisory agreement between Sentinel Asset Management, Inc. (“Sentinel”) and Crow Point.  It is anticipated that the interim sub-advisory agreement will become effective in August 2011.  Crow Point will replace the Fund’s current sub-adviser, Steinberg Asset Management LLC (“Steinberg”).

Crow Point will sub-advise the Fund under the interim investment sub-advisory agreement until a new investment sub-advisory agreement between Sentinel and Crow Point is approved by the Fund’s shareholders.  The new sub-advisory agreement will be presented to the Fund’s shareholders for approval at a special meeting of Fund shareholders expected to be held late summer 2011.  If the new sub-advisory agreement is approved by the Fund’s shareholders, then Crow Point will act as the Fund’s investment sub-adviser.  The terms of the new sub-advisory agreement are expected to be substantially similar to the sub-advisory agreement with Steinberg, except that under the new sub-advisory agreement, the fees paid by Sentinel to Crow Point for investment sub-advisory services will be lower than the fees paid by Sentinel to Steinberg.  Sentinel will waive advisory fees paid by the Fund to the extent that the sub-advisory fees paid by Sentinel to Crow Point are less than the sub-advisory fees Sentinel would have paid to Steinberg.

More detailed information about the new sub-advisory agreement, Crow Point and the required shareholder approval will be provided in a proxy statement to be provided to Fund shareholders eligible to vote on the matter.

The section of the Prospectus titled “Fund Summaries – Mid Cap Value Fund – Management” is supplemented with the following:

The Board of Directors (the “Board”) of the Fund has approved the engagement of Crow Point Partners, LLC (“Crow Point”) as the Fund’s new investment sub-adviser under an interim sub-advisory agreement between Sentinel and Crow Point, replacing Steinberg as the Fund’s sub-adviser.  The interim sub-advisory agreement is expected to become effective in August 2011.  Crow Point will sub-advise the Fund under the interim investment sub-advisory agreement until a new investment sub-advisory agreement between Sentinel and Crow Point is approved by the Fund’s shareholders.  The new sub-advisory agreement will be presented to the Fund’s shareholders for approval at a special meeting of Fund shareholders expected to be held late summer 2011.

The section of the Prospectus titled “Management of the Funds – Mid Cap Value Fund” is supplemented with the following:

The Board of Directors (the “Board”) of the Fund has approved the engagement of Crow Point Partners, LLC (“Crow Point”) as the Fund’s new investment sub-adviser under an interim sub-advisory agreement between Sentinel and Crow Point, replacing Steinberg as the Fund’s sub-adviser.  The interim sub-advisory agreement is expected to become effective in August 2011.  Crow Point will sub-advise the Fund under the interim investment sub-advisory agreement until a new investment sub-advisory agreement between Sentinel and Crow Point is approved by the Fund’s shareholders.  The new sub-advisory agreement will be presented to the Fund’s shareholders for approval at a special meeting of Fund shareholders expected to be held late summer 2011.